UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report — June 12, 2006

(Date of earliest event reported)

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification
Number)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA	19610
(Address of principal executive offices)	(Zip Code)

Area Code (610) 373-2400

(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 4.01.               Changes in Registrant’s Certifying Accountant.

On June 12, 2006, the Audit Committee of the Board of Directors (the “Audit Committee”) of Penn National Gaming, Inc. (the “Company”) dismissed BDO Seidman, LLP (“BDO”) as the independent registered public accounting firm for the Company, and engaged Ernst & Young, LLP (“EY”) as the Company’s new independent registered public accounting firm. The decision to engage EY was made by the Audit Committee in light of the relative strength of EY’s experience with gaming companies.

The report of BDO on the consolidated financial statements of the Company for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. BDO’s report, dated March 7, 2006, on the consolidated financial statements of the Company expressed an unqualified opinion. The report of BDO on management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting for the Company as of December 31, 2005 contained no adverse opinion or disclaimer of opinion.

During the Company’s fiscal years ended December 31, 2005 and 2004, and through June 12, 2006, the Company did not have any disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s fiscal years ended December 31, 2005 and 2004 and through June 12, 2006, there were no “reportable events”, as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission.

The Company provided BDO with a copy of this report prior to its filing with the Commission, and requested that BDO furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. A copy of the letter, dated June 14, 2006, furnished by BDO in response to that request is filed as Exhibit 16.1 to this report.

During the Company’s fiscal years ended December 31, 2005 and 2004 and through June 12, 2006, neither the Company nor anyone acting on its behalf consulted with EY regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

Item 9.01                                       Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
16.1	Letter, dated June 14, 2006, from BDO Seidman, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 16, 2006	PENN NATIONAL GAMING, INC.

	By:	/s/ WILLIAM J. CLIFFORD
William J. Clifford
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter, dated June 14, 2006, from BDO Seidman, LLP to the Securities and Exchange Commission.